Exhibit 10.18.3

Notice of Grant of	T. Rowe Price Group, Inc.
Restricted Stock Units Award	ID: 52-2264646
100 E. Pratt Street
Baltimore, MD 21202 USA

JOE EXECUTIVE OFFICER	Award Number:	0000000000004216
100 EAST PRATT STREET	ID:	1234
BALTIMORE, MD 21202 USA	Plan:	2012 Long-Term Incentive Plan

On             , 2012 (the Grant Date), T. Rowe Price Group, Inc. (Price Group) granted you              restricted stock units pertaining to Price Group common stock (the Stock Units) as a service-based restricted stock units award under Price Group’s 2012 Long-Term Incentive Plan. The closing price of Price Group common stock on the Grant Date was $         per share. The Stock Units, upon vesting, convert to shares of Price Group common stock, as described in the Statement of Additional Terms Regarding Awards of Restricted Stock Units [(version 2A)] [(version 2B)] (the Statement of Additional Terms) which sets forth the terms and conditions of this grant.

Vesting Schedule:

Except as otherwise provided in the Statement of Additional Terms, so long as your employment with Price Group and/or its affiliates is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the Stock Units will become vested and will be converted to shares of Price Group common stock in installments on the vesting dates set forth in the vesting schedule below.

# of Stock Units	Vesting Date
12/ /2013
12/ /2014
12/ /2015
12/ /2016
12/ /2017

The Statement of Additional Terms describes additional circumstances under which you may earn the Stock Units.

Your participation in our stock-based compensation program recognizes that you play a key role in the long-term success of Price Group and affords you the opportunity to participate alongside our other stockholders in that success.

CEO & President	Date

To accept this grant you must, on or after                     , access the T. Rowe Price Exchange Web site and select myTRP >Compensation, Payroll & Stock>Employee Stock Transactions - TRPG Stock>Equity Awards>Equity Award Information (Express Desktop) or go to https://home2.troweprice.com/tsso/tssoweb/SSOServlet. After signing in using your T. Rowe Price network logon and password, you will be in Express Desktop. Click on Grant History under the type of award you received and accept the appropriate award(s) by selecting the Pending link in the Status column. You must accept this grant by no later than                     .

By accepting the grant online, you acknowledge that you have been provided, have read and agree to be bound by the terms of the Statement of Additional Terms under which this grant has been made and the prospectus for the 2012 Long-Term Incentive Plan, both of which are available on the Express Desktop. You also consent to the electronic delivery, via email, posting on Price Group’s Web site, Express Desktop or the Web site of any third party vendor that provides stock plan administrative services to Price Group, of this Notice, the Statement of Additional Terms and all future notices or other information with respect to this grant, the 2012 Long-Term Incentive Plan, and the common shares of Price Group. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

Notice of Grant of	T. Rowe Price Group, Inc.
Restricted Stock Units Award	ID: 52-2264646
100 E. Pratt Street
Baltimore, MD 21202 USA

JOE EXECUTIVE OFFICER	Award Number:	0000000000004216
100 EAST PRATT STREET	ID:	1234
BALTIMORE, MD 21202 USA	Plan:	2012 Long-Term Incentive Plan

On             , 2012 (the Grant Date), T. Rowe Price Group, Inc. (Price Group) granted you              restricted stock units pertaining to Price Group common stock (the Stock Units) as a performance-based restricted stock units award under Price Group’s Long-Term Incentive Plan. The closing price of Price Group common stock on the Grant Date was $         per share. [This grant is intended to be a Qualified Performance-Based Award as defined in the plan.] The Stock Units, upon vesting, convert to shares of Price Group common stock, as described in the Statement of Additional Terms Regarding Awards of Restricted Stock Units [(version 2A)] [(version 2B)] (the Statement of Additional Terms) which sets forth the terms and conditions of this grant.

The Stock Units become earned and vested as follows, conditioned upon satisfaction of a performance threshold:

Performance Threshold: Price Group’s operating margin for the 12-month period measured from [January 1, 2012 to December 31, 2012][July 1, 2012 to June 30, 2013] (the Performance Period) is at least 100% of the average operating margin of the Peer Companies for the same period, subject to adjustment as described in the Statement of Additional Terms (the Industry Average Margin). Operating margin will be determined by dividing net operating income by total revenues for the Performance Period, as reported in the consolidated financial statements filed with the Securities and Exchange Commission or, if such financial statements are not available for a Peer Company at the time of determination, as otherwise disclosed in a press release by such Peer Company; in each case as adjusted to exclude the effects of goodwill impairment, the cumulative effect of changes in accounting policies or principles, and gains or losses from discontinued operations, as each is reflected on the face of or in the notes to the relevant financial statements. For this purpose, the Peer Companies are the entities listed below, subject to adjustment as described in the Statement of Additional Terms.

• Affiliated Managers Group, Inc.	• Eaton Vance Corp.	• Invesco Ltd.

• AllianceBernstein LP	• Federated Investors, Inc.	• Janus Capital Group, Inc.

• BlackRock, Inc.	• Franklin Resources, Inc.	• Legg Mason, Inc.

The Executive Compensation Committee of Price Group’s Board of Directors (ECC) will determine, within 60 days after the close of the Performance Period, the extent to which the Performance Threshold has been achieved.

•

If Price Group’s operating margin for the Performance Period is at least 100% of the Industry Average Margin, all of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is at least 90% but less than 100% of the Industry Average Margin, 10% of the Stock Units will be forfeited as of the date such determination is made by the ECC and the remaining 90% of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is at least 80% but less than 90% of the Industry Average Margin, 20% of the Stock Units will be forfeited as of the date such determination is made by the ECC and the remaining 80% of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is at least 70% but less than 80% of the Industry Average Margin, 30% of the Stock Units will be forfeited as of the date such determination is made by the ECC and the remaining 70% of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is at least 60% but less than 70% of the Industry Average Margin, 40% of the Stock Units will be forfeited as of the date such determination is made by the ECC and the remaining 60% of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is at least 50% but less than 60% of the Industry Average Margin, 50% of the Stock Units will be forfeited as of the date such determination is made by the ECC and the remaining 50% of the Stock Units will be eligible to be earned in accordance with the vesting schedule below.

•

If Price Group’s operating margin for the Performance Period is less than 50% of the Industry Average Margin, all of the Stock Units will be forfeited as of the date such determination is made by the ECC.

Vesting Schedule:

Except as otherwise provided in the Statement of Additional Terms, so long as your employment with Price Group and/or its affiliates is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the Stock Units that remain eligible to be earned after the ECC determines the extent to which the Performance Threshold has been achieved (Eligible Units) will become vested and will be converted to shares of Price Group common stock in equal annual installments on the vesting dates set forth in the vesting schedule below.

% of Eligible Units	Vesting Date
20%	12/ /2013
20%	12/ /2014
20%	12/ /2015
20%	12/ /2016
20%	12/ /2017

The Statement of Additional Terms describes additional circumstances under which you may earn the Stock Units.

Your participation in our stock-based compensation program recognizes that you play a key role in the long-term success of Price Group and affords you the opportunity to participate alongside our other stockholders in that success.

CEO & President	Date

To accept this grant you must, on or after                     , access the T. Rowe Price Exchange Web site and select myTRP >Compensation, Payroll & Stock>Employee Stock Transactions - TRPG Stock>Equity Awards>Equity Award Information (Express Desktop) or go to https://home2.troweprice.com/tsso/tssoweb/SSOServlet. After signing in using your T. Rowe Price network logon and password, you will be in Express Desktop. Click on Grant History under the type of award you received and accept the appropriate award(s) by selecting the Pending link in the Status column. You must accept this grant by no later than                     .

By accepting the grant online, you acknowledge that you have been provided, have read and agree to be bound by the terms of the Statement of Additional Terms under which this grant has been made and the prospectus for the 2012 Long-Term Incentive Plan, both of which are available on the Express Desktop. You also consent to the electronic delivery, via email, posting on Price Group’s Web site, Express Desktop or the Web site of any third party vendor that provides stock plan administrative services to Price Group, of this Notice, the Statement of Additional Terms and all future notices or other information with respect to this grant, the 2012 Long-Term Incentive Plan, and the common shares of Price Group. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

T. ROWE PRICE GROUP, INC. 2012 LONG-TERM INCENTIVE PLAN

STATEMENT OF ADDITIONAL TERMS

REGARDING AWARDS OF RESTRICTED STOCK UNITS

(version 2A)

This Statement of Additional Terms Regarding Awards of Restricted Stock Units (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan (the “Plan”) are incorporated into your stock units award, the specifics of which are described on the “Notice of Grant of Restricted Stock Units Award” (the “Notice”) that you received. Once you have accepted the Notice in accordance with the instructions set forth thereon, the Terms, the Plan and the Notice, together, constitute a binding and enforceable contract respecting your restricted stock units award. That contract is referred to in this document as the “Agreement.”

1. Terminology. Capitalized words and phrases used in these Terms are defined in the Glossary at the end of this document or the first place such word or phrase appears in this document.

2. Vesting.

(a) Vested Status upon Grant Date. All of the Stock Units are nonvested and forfeitable as of the Grant Date. Your Stock Units will become vested for purposes of this Agreement only on the applicable vesting dates under the vesting schedule set forth on the correlating Notice or on the dates specified in Section 2(d), Section 2(e), or Section 9, as applicable, notwithstanding the fact that, prior to any such date, subsequent vesting ceases to be conditioned upon your continued employment with the Company or any other substantial risk of forfeiture ceases to exist. A vested Stock Unit remains subject to the terms, conditions and forfeiture provisions provided for in the Plan and in this Agreement.

(b) Vesting Schedule. So long as your Service is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur and all other conditions for earning the Stock Units as set forth in the Notice have been satisfied, the Stock Units will become vested and nonforfeitable on the vesting dates set forth in the correlating Notice. If the Notice indicates that your restricted stock units award is a Qualified Performance-Based Award, then in no event will vesting under this Section 2(b) occur before the Executive Compensation Committee has certified in writing the extent to which the applicable Performance Threshold has been satisfied. If the Notice reflects that your restricted stock award is subject to satisfaction of a Performance Threshold then, to the extent that satisfaction of the Performance Threshold is determined based on information reported by a Peer Company in financial statements filed with the Securities and Exchange Commission or information otherwise disclosed by a Peer Company in a press release, such a determination shall be final and conclusive and no adjustment thereafter shall be made to the number of Stock Units eligible to vest in the event that a Peer Company thereafter files or discloses restated or updated financial information. To the extent that satisfaction of the Performance Threshold is to be determined based on information reported by Peer Companies, any Peer Company that has not filed financial statements with the Securities and Exchange Commission or otherwise disclosed in a press release the relevant financial information for the Performance Period within 45 days after the end of the Performance Period in question, will not be considered a Peer Company for purposes of the determination. To the extent that satisfaction of the Performance Threshold is to be determined based on financial information reported for a specified period ending on the close of a calendar quarter and a Peer Company reports its relevant financial information over a fiscal period that does not end on the close of a calendar quarter, the Committee shall use the financial information reported by such Peer Company that most closely correlates to the duration of the Performance Period as reported before the close of the Performance Period. For example, if the Performance Period is the 12-month period that ends December 31, 2012, and a Peer Company’s fiscal year ends on October 31, 2012, then for purposes of calculating the Performance Threshold and the extent to which such Performance Threshold has been satisfied, the relevant financial information for the 12-month period that ends October 31, 2012 will be used for such Peer Company.

(c) Post-employment Vesting Continuation.

(i) If, as of the date on which your Termination of Service occurs, you have attained age 60 and have at least ten years of Service credit with the Company (as determined by the Committee), including Service with any successor to the Company, then, except as otherwise provided in this Agreement, the then-unvested Stock Units that have not been previously forfeited and which are scheduled to vest within the 36-month period immediately following your Termination of Service will become vested and nonforfeitable, notwithstanding the fact that your Service has terminated, on their scheduled vesting dates set forth in the correlating Notice provided that all other conditions for earning the Stock Units as set forth in the Notice are satisfied.

(ii) Notwithstanding the provisions of Section 2(c)(i) to the contrary, unless the Committee determines otherwise, your unvested Stock Units and all accrued dividend equivalents with respect to your unvested Stock Units will be immediately forfeited for no consideration, no further vesting will accrue and no shares of Common Stock will be delivered in respect thereof, if you breach any of the restrictive covenants set forth in Section 8.

(d) Vesting upon Death or Disability. All Stock Units that have not already vested or been previously forfeited will become vested and nonforfeitable upon your death or Termination of Service due to your Total and Permanent Disability.

(e) Double-trigger Vesting. If, coincident with or during the 18-month period following the effective date of a Change in Control, your Service is terminated either (i) by the Company or a successor to the Company, other than for Cause, Total and Permanent Disability or death or (ii) by you for Good Reason, then all Stock Units that have not already vested or been previously forfeited or terminated in connection with the Change in Control will become vested and nonforfeitable upon such Termination of Service.

3. Forfeitures Upon Termination of Service.

(a) Termination before Attaining Age 60 with 10 Years of Service. If your Service ceases for any reason before you have attained age 60 with at least ten years of Service credit with the Company (as determined by the Committee), including any successor to the Company, all Stock Units that are not then vested and nonforfeitable, after giving effect to the applicable provisions of Section 2 above, will be immediately forfeited upon such cessation for no consideration.

(b) Termination after Attaining Age 60 with 10 Years of Service. If, as of the date on which your Termination of Service occurs, you have attained age 60 and have at least ten years of Service credit with the Company (as determined by the Committee), including any successor to the Company, then Stock Units that are not then vested and nonforfeitable, after giving effect to the applicable provisions of Section 2 above, and which are scheduled to vest on the vesting dates set forth in the correlating Notice that fall beyond the 36-month period immediately following your Termination of Service, will be immediately forfeited upon such cessation for no consideration and Section 2(c) and Section 8 will apply to the then-unvested Stock Units which are scheduled to vest within the 36-month period immediately following your Termination of Service.

(c) Forfeiture of Accrued Dividend Equivalents. Any accrued dividend equivalents attributable to forfeited Stock Units shall also be forfeited if and when the Stock Units are forfeited.

(d) Consequences of Forfeiture. You acknowledge and agree that upon the forfeiture of any unvested Stock Units, your right to receive dividend equivalents on, and all other rights, title or interest in, to or with respect to, the forfeited Stock Units and the shares into which they otherwise may have been converted shall automatically, without further act, terminate.

4. Restrictions on Transfer. Stock Units may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, except by will or the laws of descent and distribution, and Stock Units may not be made subject to execution, attachment or similar process.

5. Dividend Equivalent Payments. On each dividend payment date for each regular cash dividend payable with respect to the Common Stock, the Company will pay to you in cash an amount equal to the product of (a) the per share cash dividend, multiplied by (b) the number of your Stock Units outstanding on the record date regardless of the vested or nonvested status of the Stock Units; provided, however, that if the Notice reflects that your Stock Units are subject to satisfaction of a Performance Threshold then any regular cash dividends that become payable with respect to unvested Stock Units before the Performance Threshold has been determined to have been satisfied will be accrued and held by the Company or an escrow agent appointed by the Committee until a determination has been made by the Executive Compensation Committee as to whether and the extent to which the Performance Threshold has been satisfied. Any such accrued dividends will be paid to you, without interest, within 14 days after the date on which the Executive Compensation Committee determines that, and the extent to which, the Performance Threshold has been satisfied or will be forfeited to the Company if and when the Stock Units to which they relate are forfeited due to a failure to satisfy the Performance Threshold.

6. Settlement of Stock Units. Your Stock Units will be settled automatically, via the issuance of Common Stock as described herein, when or as soon as practicable, but in all events within 30 days, after they become vested and nonforfeitable in accordance with Section 2 or Section 9, as applicable. You may not, directly or indirectly, designate the calendar year in which such settlement will be made. You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the Stock Units. The Company will issue to you, in settlement of your Stock Units, the number of whole shares of Common Stock that equals the number of whole Stock Units that vested, and the vested Stock Units will cease to be outstanding upon the issuance of those shares. Unless you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form.

7. Tax Withholding.

(a) General Authority to Withhold. By accepting the Notice correlating with these Terms, you agree to make adequate provision for foreign (non-United States), federal, state and local taxes and social insurance contributions required by law to be withheld, if any, which arise in connection with the Stock Units. The Company shall have the right to deduct from any compensation or any other payment of any kind due you (including withholding the issuance or delivery of shares of Common Stock) the amount of any foreign (non-United States), federal, state or local taxes and social insurance contributions required by law to be withheld as a result of the vesting or settlement of the Stock Units, in whole or in part, or as otherwise may be required by applicable law; provided, however, that the value of the shares of Common Stock withheld may not exceed, by more than a fractional share, the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require you to make a cash payment to the Company equal to the amount required to be withheld. If you do not make such payment when requested, the Company may refuse to issue any Common Stock or deliver any stock certificate under this Agreement or otherwise release for transfer any such shares until arrangements satisfactory to the Company for such payment have been made.

(b) Withholding Taxes Satisfied with Shares of Common Stock. The Company may, in its sole discretion, permit or require you to satisfy, in whole or in part, any tax withholding or social insurance contribution obligation which may arise in connection with the Stock Units either by having the Company withhold from the shares to be issued upon vesting that number of shares, or by delivering to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.

8. Restrictive Covenants.

(a) Termination of Vesting. Notwithstanding anything in Section 2 or Section 3 to the contrary, unless the Committee determines otherwise, upon the occurrence of any Prohibited Action set forth in Section 8(b), the following shall occur with respect to your Stock Units: (i) no further Stock Units will become vested and (ii) Stock Units that are not then vested and nonforfeitable will be immediately forfeited for no consideration.

(b) Prohibited Actions. The following actions are considered Prohibited Actions and subject to the consequences set forth in Section 8(a) above, whether engaged in by you directly or indirectly, either as an employee, employer, consultant, or in any other capacity:

(i) engaging in any Competing Business. “Competing Business” shall be defined as the business of investment advisory services to individual and/or institutional investors, retirement plan services, discount brokerage, trust services, and any other business which is competitive with the business activities of the Company;

(ii) soliciting, encouraging, or inducing any customers or clients of the Company who were current or prospective customers or clients as of the date on which your Termination of Service occurred, to terminate or reduce his, her or its relationship with the Company or not to proceed with, or enter into, any business relationship with the Company, or otherwise interfering with any such business relationship with the Company, including by encouraging or suggesting any investment management client of the Company (A) to withdraw any funds for which the Company provides investment management or advisory services, or (B) not to engage the Company to provide investment management or advisory services for any funds;

(iii) (A) soliciting, encouraging, or inducing any officer, director, employee, agent, partner, consultant or independent contractor of the Company to terminate, modify or reduce his or her relationship with the Company, (B) hiring, employing, supervising, managing or engaging any such individual, or (C) otherwise attempting to disrupt or interfere with the Company’s relationship with any such individual;

(iv) using, reproducing, or disclosing any Confidential Information of the Company. “Confidential Information” shall be defined as client and customer lists, information with respect to the name, address, contact persons or requirements of any customer or client, other information relating to clients and prospective clients from whom the Company has solicited business or plans to solicit business, information relating to business plans and business that is conducted or anticipated to be conducted, research, technology, computer software, processes, products, pricing, costs, business methods, business objectives or strategies, marketing plans and finances;

(v) pleading guilty or nolo contendere (or a similar plea) to, or being convicted of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, as determined by the Committee in its sole discretion, or that legally prohibits you from working for the Company;

(vi) breaching a regulatory rule that adversely affects your ability to perform your employment duties to the Company in any material respect; and

(vii) failing, in any material respect, to (A) perform your employment duties, (B) comply with the applicable policies of the Company, (C) follow reasonable directions received from the Company or (D) comply with covenants contained in any contract with the Company to which you are a party.

(c) Blue Pencil. If any of the provisions or terms of this Section 8 is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the remainder of this Agreement, which shall be given full force and effect without regard to the invalid provision. Any invalid or unenforceable provision shall be reformed to the maximum time, geographic and/or customer limitations permitted by the applicable laws, so as to be valid and enforceable.

(d) Notification To Company. For as long as you have outstanding unvested Stock Units, you covenant and agree that you will disclose to the Company the identity of any new employer within two business days of being employed or engaged by such new employer, and upon request of the Committee in advance of the settlement of any Stock Unit you will provide to the Company information sufficient to confirm that you have not engaged in any Prohibited Actions.

9. Adjustments for Corporate Transactions and Other Events.

(a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding Stock Units and the number of Stock Units eligible to vest on each subsequent vesting date under the vesting schedule set forth on the Notice shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional Stock Units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination regarding such adjustments will be final, binding and conclusive.

(b) Discretionary Adjustments. In the case of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting Price Group, the Committee may make such other adjustments to outstanding Stock Units as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Stock Units in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Stock Units, as determined by the Committee in its sole discretion, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Price Group and securities of entities other than Price Group) for the shares of Common Stock subject to outstanding Stock Units, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Committee, of the surviving or successor entity or a parent thereof; provided, however, that all adjustments shall be made in compliance with the requirements of Section 409A of the Code and provided further that the Committee shall not have the authority to make adjustments pursuant to this paragraph to the extent that the existence of such authority would cause the Stock Units to fail to comply with Section 409A of the Code.

(c) Dissolution or Liquidation. Unless the Committee determines otherwise, all of the Stock Units shall terminate upon the dissolution or liquidation of Price Group.

(d) Change in Control. Notwithstanding anything in this Agreement or the Plan to the contrary, in the event that a Change in Control occurs, outstanding Stock Units will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Stock Units by, or for the substitution of equivalent units, as determined in the sole discretion of the Committee, of, the surviving or successor entity or a parent thereof. In the event of such termination, (i) the outstanding Stock Units that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully vested, and (ii) the Committee may take any of the actions set forth in Section 9(b) with respect to any or all of the Stock Units. Implementation of the provisions of the immediately foregoing sentence shall be conditioned upon consummation of the Change in Control.

10. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any Stock Units or any other adverse effect on your interests under the Plan.

11. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to dividend equivalent payments, neither you nor any other person claiming through you shall have any rights with respect to any shares of Common Stock subject to the Stock Units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.

12. The Company’s Rights. The existence of the Stock Units will not affect in any way the right or power of the Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

14. Electronic Delivery of Documents.

(a) Methods of Delivery. The Company may from time to time electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the Stock Units, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

(b) Consent and Acknowledgment. By your accepting the Notice correlating to these Terms, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Stock Units and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

15. Recoupment. The terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, adopted by the Board of Directors of the Company effective April 14, 2010, as amended from time to time or any successor thereto (the “Recoupment Policy”), are incorporated by reference into this Agreement and shall apply to your Stock Units if you on the Grant Date are or subsequently become an executive officer or other senior executive who is subject to the Recoupment Policy.

16. Entire Agreement. This Agreement, together with the correlating Notice and the Plan, contain the entire agreement between you and the Company with respect to the Stock Units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the acceptance of the Notice correlating to these Terms with respect to the Stock Units awarded hereunder shall be void and ineffective for all purposes.

17. Amendment. Except as otherwise provided in the Plan, the Committee may unilaterally amend the terms of this Agreement, but no such amendment shall materially impair your rights with respect to your Stock Units without your consent, except such an amendment made to cause the Plan or the Agreement to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for you or the Company or any of its Affiliates. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

18. Conformity with Plan. These Terms are intended to conform with, and are subject to all applicable provisions of, the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://home2.troweprice.com/tsso/tssoweb/SSOServlet or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

19. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to make payments and issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the award of Stock Units. Any cash payment due under this Agreement with respect to dividend equivalent payments under Section 5 hereof will be paid from the general assets of the Company and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of the Company.

20. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Baltimore, Maryland or any state court in the district which includes Baltimore, Maryland. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.

21. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Committee in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Committee. You further agree that in the event that the Committee does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than 24 months after the Committee’s decision.

22. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.

23. 409A Savings Clause. This Agreement and the Stock Units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Stock Units shall be administered, interpreted and construed in a manner consistent with this intent. Should any provision of this Agreement or the Stock Units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The preceding provisions shall not be construed as a guarantee or warranty by the Company of any particular tax effect of the Stock Units.

24. Service and Employment Acknowledgments. By accepting the Notice, you acknowledge and agree that: (i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement; (ii) you are voluntarily participating in the Plan; (iii) the award of Stock Units is a one-time benefit which does not create any contractual or other right to receive future awards of Stock Units, or compensation or benefits in lieu of Stock Units, even if Stock Units have been awarded repeatedly in the past; (iv) all determinations with respect to any such future awards, including, but not limited to, the times when Stock Units shall be awarded or shall become vested or exercisable and the number of Stock Units subject to each award, will be at the sole discretion of the Committee; (v) the value of the Stock Units is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (vi) the value of the Stock Units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension, welfare or retirement benefits; (vii) the vesting of the Stock Units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (viii) the value of the Stock Units and the underlying Shares cannot be predicted with certainty and will change over time and the Company does not guarantee any future value; (ix) if you are not an employee of the Company, the Stock Units grant will not be interpreted to form an employment contract or relationship with the Company; nothing in this Agreement shall confer upon you any right to continue in the service of the Company or interfere in any way with any right of the Company to terminate your service as a director, an employee or consultant, as the case may be, at any time, subject to applicable law; the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the Shares underlying the Stock Units; and (x) no claim or entitlement to compensation or damages arises if the value of the Stock Units or the underlying Shares decreases and in consideration for the grant of the Stock Units you irrevocably release the Company from any claim or entitlement to compensation or damages that does arise in connection with the Stock Units.

25. Data Privacy Consent. For purposes of the implementation, administration and management of the Stock Units and the Plan or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you explicitly and unambiguously consent, by accepting the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social insurance number, tax identification number, date of birth, nationality, job title or duties, salary and payroll location, data for tax withholding purposes and Stock Units awarded, cancelled, vested and unvested) is held by the Company and may be transferred to any broker designated by the Committee or third parties assisting in the implementation, administration and management of the Stock Units or the Plan or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data, in electronic or other form, by the recipient(s) for these purposes. You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that personal data will be held only as long as is necessary to implement, administer and manage the Stock Units or Plan or effect a Corporate Transaction. You understand that, to the extent required by applicable law, you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an award of Stock Units or otherwise participate in the Plan.

26. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a) “Affiliate” means any entity, whether previously, now or hereafter existing, in which the Company, directly or indirectly, at the relevant time has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.

(b) “Agreement” means the contract consisting of the Notice, the Terms and the Plan.

(c) “Cause” means: (i) your plea of guilty or nolo contendere (or a similar plea) to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, as determined by the Committee in its sole discretion, or that legally prohibits you from working for the Company; (ii) your breach of a regulatory rule that adversely affects your ability to perform your employment duties to the Company in any material respect; or (iii) your failure, in any material respect, to (A) perform your employment duties, (B) comply with the applicable policies of the Company, (C) follow reasonable directions received from the Company or (D) comply with covenants contained in any contract with the Company to which you are a party; provided, however, that you shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and you shall have 30 days following receipt of such written notice during which you may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.

(d) “Change of Control” has the meaning ascribed to such term in the Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

(f) “Committee” means the Executive Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Executive Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Executive Compensation Committee; provided, however, that at any time the Board may serve as the Committee in lieu of or in addition to the Executive Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated.

(g) “Common Stock” means shares of common stock of T. Rowe Price Group, Inc., par value twenty cents ($0.20) per share and any capital securities into which they are converted.

(h) “Company” means T. Rowe Price Group, Inc. and its Affiliates and successors, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.

(i) “Corporate Transaction” means the consummation of a reorganization, merger, tender offer, share exchange, consolidation or other business combination, acquisition of Price Group equity securities, or sale or other disposition of all or substantially all of the assets of Price Group or the acquisition of assets of another entity.

(j) “Executive Compensation Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc.

(k) “Good Reason” means, during the 18-month period following a Change in Control, actions taken by the Company or any successor corporation or other entity in a Corporate Transaction resulting in a material negative change in your employment relationship in one or more of the following ways:

(i) the assignment to you of duties materially inconsistent with your position (including offices, titles and reporting requirements), authority, duties or responsibilities, or a material diminution in such position, authority, duties or responsibilities, in each case from those in effect immediately prior to the Change in Control;

(ii) a material reduction of your aggregate annual compensation, including, without limitation, base salary and annual bonus and incentive compensation opportunity, from that in effect immediately prior to the Change in Control; or

(iii) a change in your principal place of employment that increases your commute by 75 or more miles as compared to your commute immediately prior to the Change in Control.

In order to invoke a Termination of Service for Good Reason, you must provide written notice to the Company or any successor corporation or other entity in a Corporate Transaction with respect to which you are employed or providing services (as applicable, the “Service Recipient”) of the existence of one or more of the conditions constituting Good Reason within 90 days following your knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Service Recipient shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Service Recipient fails to remedy the condition constituting Good Reason during the applicable Cure Period, your Termination of Service must occur, if at all, within 90 days following the expiration of such Cure Period in order for such termination as a result of such condition to constitute a Termination of Service for Good Reason.

(l) “Grant Date” means the date set forth on the Notice indicating when the grant of Stock Units was approved by the Committee.

(m) “Notice” means the Notice of Grant of Restricted Stock Units Award which correlates with these Terms and sets forth the specifics of the applicable award of Stock Units.

(n) “Peer Company” or collectively “Peer Companies” means each of the entities listed on the correlating Notice and each Peer Company’s successor; so long as each

Peer Company has a class of common securities listed for public trade on a national securities exchange or market from the beginning through the end of the Performance Period or otherwise files financial statements with the Securities and Exchange Commission, as defined on the correlating Notice. The Peer Companies shall be changed as follows:

(i) In the event that, at any time during the Performance Period, a Peer Company is no longer included in the same Standard & Poor’s Global Industry Classification Standard (“GICS”) Sub-Industry as Price Group, such company shall no longer be a Peer Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Peer Company with or by another Peer Company, the surviving entity shall remain a Peer Company, provided that the surviving entity is still in the same GICS Sub-Industry as Price Group.

(iii) In the event of a merger of a Peer Company with or by an entity that is not a Peer Company, or the acquisition or business combination transaction of a Peer Company with an entity that is not a Peer Company, in each case, where the Peer Company is the surviving entity, the surviving entity shall remain a Peer Company, provided that the surviving entity is still in the same GICS Sub-Industry as Price Group.

(iv) In the event of a merger or acquisition or business combination transaction of a Peer Company with or by an entity that is not a Peer Company, other form of “going private” transaction relating to any Peer Company or the liquidation of any Peer Company, where such Peer Company is not the surviving entity or is otherwise no longer publicly traded, the company shall no longer be a Peer Company.

(v) In the event of a bankruptcy of a Peer Company, such company shall remain a Peer Company.

(o) “Performance Threshold” means the performance objective(s) set forth on the Notice, if any, which must be satisfied in order for any Stock Units to become vested, except as otherwise provided in this Agreement.

(p) “Plan” means the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan.

(q) “Price Group” means T. Rowe Price Group, Inc.

(r) “Qualified Performance-Based Award” means a grant that is intended by the Executive Compensation Committee to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(C) of the Code.

(s) “Service” means your employment with the Company, inclusive of any period of credited service that may be allocated to you by the Company in writing for periods during which you were not employed with the Company. Your Service will be considered to have ceased with the Company if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or its successor or an Affiliate of T. Rowe Price Group, Inc. or its successor.

(t) “Stock Unit” means a bookkeeping entry used by the Company to record and account for the grant of a restricted stock unit until such time as such restricted stock unit is settled, forfeited or terminated, as the case may be. Each Stock Unit represents a contractual obligation of the Company to deliver one share of Common Stock to the holder upon vesting of the Stock Unit.

(u) “Termination of Service” means the termination of your employment with the Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among entities which comprise the Company, including all Affiliates, shall not be considered Terminations of Service; provided, however, that the Committee has discretion to determine that a Termination of Service has occurred if, for six continuous months, you are absent or otherwise unable for any reason to perform substantially all the essential duties of your position, as determined by the Committee. The Committee has discretion to determine the date upon which you incur a Termination of Service.

(v) “Terms” mean this Statement of Additional Terms Regarding Awards of Restricted Stock Units.

(w) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last until your death or result in death. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition.

(x) “You”; “Your”. You means the recipient of the Stock Units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Stock Units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.

{end of document}

T. ROWE PRICE GROUP, INC. 2012 LONG-TERM INCENTIVE PLAN

STATEMENT OF ADDITIONAL TERMS

REGARDING AWARDS OF RESTRICTED STOCK UNITS

(version 2B)

This Statement of Additional Terms Regarding Awards of Restricted Stock Units (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan (the “Plan”) are incorporated into your stock units award, the specifics of which are described on the “Notice of Grant of Restricted Stock Units Award” (the “Notice”) that you received. Once you have accepted the Notice in accordance with the instructions set forth thereon, the Terms, the Plan and the Notice, together, constitute a binding and enforceable contract respecting your restricted stock units award. That contract is referred to in this document as the “Agreement.”

1. Terminology. Capitalized words and phrases used in these Terms are defined in the Glossary at the end of this document or the first place such word or phrase appears in this document.

2. Vesting.

(a) Vested Status upon Grant Date. All of the Stock Units are nonvested and forfeitable as of the Grant Date. Your Stock Units will become vested for purposes of this Agreement only on the applicable vesting dates under the vesting schedule set forth on the correlating Notice or on the dates specified in Section 2(d), Section 2(e), or Section 9, as applicable, notwithstanding the fact that, prior to any such date, subsequent vesting ceases to be conditioned upon your continued employment with the Company or any other substantial risk of forfeiture ceases to exist. A vested Stock Unit remains subject to the terms, conditions and forfeiture provisions provided for in the Plan and in this Agreement.

(b) Vesting Schedule. So long as your Service is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur and all other conditions for earning the Stock Units as set forth in the Notice have been satisfied, the Stock Units will become vested and nonforfeitable on the vesting dates set forth in the correlating Notice. If the Notice indicates that your restricted stock units award is a Qualified Performance-Based Award, then in no event will vesting under this Section 2(b) occur before the Executive Compensation Committee has certified in writing the extent to which the applicable Performance Threshold has been satisfied. If the Notice reflects that your restricted stock award is subject to satisfaction of a Performance Threshold then, to the extent that satisfaction of the Performance Threshold is determined based on information reported by a Peer Company in financial statements filed with the Securities and Exchange Commission or information otherwise disclosed by a Peer Company in a press release, such a determination shall be final and conclusive and no adjustment thereafter shall be made to the number of Stock Units eligible to vest in the event that a Peer Company thereafter files or discloses restated or updated financial information. To the extent that satisfaction of the Performance Threshold is to be determined based on information reported by Peer Companies, any Peer Company that has not filed

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financial statements with the Securities and Exchange Commission or otherwise disclosed in a press release the relevant financial information for the Performance Period within 45 days after the end of the Performance Period in question, will not be considered a Peer Company for purposes of the determination. To the extent that satisfaction of the Performance Threshold is to be determined based on financial information reported for a specified period ending on the close of a calendar quarter and a Peer Company reports its relevant financial information over a fiscal period that does not end on the close of a calendar quarter, the Committee shall use the financial information reported by such Peer Company that most closely correlates to the duration of the Performance Period as reported before the close of the Performance Period. For example, if the Performance Period is the 12-month period that ends December 31, 2012, and a Peer Company’s fiscal year ends on October 31, 2012, then for purposes of calculating the Performance Threshold and the extent to which such Performance Threshold has been satisfied, the relevant financial information for the 12-month period that ends October 31, 2012 will be used for such Peer Company.

(c) Post-employment Vesting Continuation.

(i) If, as of the date on which your Termination of Service occurs, you have at least 35 years of Credited Service and at least ten years of that Credited Service is attributable to Service with the Company (as determined by the Committee), including Service with any successor to the Company, then, except as otherwise provided in this Agreement, the then-unvested Stock Units that have not been previously forfeited and which are scheduled to vest within the 36-month period immediately following your Termination of Service will become vested and nonforfeitable, notwithstanding the fact that your Service has terminated, on their scheduled vesting dates set forth in the correlating Notice provided that all other conditions for earning the Stock Units as set forth in the Notice are satisfied.

(ii) Notwithstanding the provisions of Section 2(c)(i) to the contrary, unless the Committee determines otherwise, your unvested Stock Units and all accrued dividend equivalents with respect to your unvested Stock Units will be immediately forfeited for no consideration, no further vesting will accrue and no shares of Common Stock will be delivered in respect thereof, if you breach any of the restrictive covenants set forth in Section 8.

(d) Vesting upon Death or Disability. All Stock Units that have not already vested or been previously forfeited will become vested and nonforfeitable upon your death or Termination of Service due to your Total and Permanent Disability.

(e) Double-trigger Vesting. If, coincident with or during the 18-month period following the effective date of a Change in Control, your Service is terminated either (i) by the Company or a successor to the Company, other than for Cause, Total and Permanent Disability or death or (ii) by you for Good Reason, then all Stock Units that have not already vested or been previously forfeited or terminated in connection with the Change in Control will become vested and nonforfeitable upon such Termination of Service.

3. Forfeitures Upon Termination of Service.

(a) Termination before Accruing 35 Years of Credited Service with 10 Years of Service with the Company. If your Service ceases for any reason before you have at least 35

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years of Credited Service with at least ten years of Credited Service that is attributable to Service with the Company (as determined by the Committee), including any successor to the Company, all Stock Units that are not then vested and nonforfeitable, after giving effect to the applicable provisions of Section 2 above, will be immediately forfeited upon such cessation for no consideration.

(b) Termination after Accruing 35 Years of Credited Service with 10 Years of Service with the Company. If, as of the date on which your Termination of Service occurs, you have at least 35 years of Credited Service and at least ten years of that Credited Service is attributable to Service with the Company (as determined by the Committee), including any successor to the Company, then Stock Units that are not then vested and nonforfeitable, after giving effect to the applicable provisions of Section 2 above, and which are scheduled to vest on the vesting dates set forth in the correlating Notice that fall beyond the 36-month period immediately following your Termination of Service, will be immediately forfeited upon such cessation for no consideration and Section 2(c) and Section 8 will apply to the then-unvested Stock Units which are scheduled to vest within the 36-month period immediately following your Termination of Service.

(c) Forfeiture of Accrued Dividend Equivalents. Any accrued dividend equivalents attributable to forfeited Stock Units shall also be forfeited if and when the Stock Units are forfeited.

(d) Consequences of Forfeiture. You acknowledge and agree that upon the forfeiture of any unvested Stock Units, your right to receive dividend equivalents on, and all other rights, title or interest in, to or with respect to, the forfeited Stock Units and the shares into which they otherwise may have been converted shall automatically, without further act, terminate.

4. Restrictions on Transfer. Stock Units may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, except by will or the laws of descent and distribution, and Stock Units may not be made subject to execution, attachment or similar process.

5. Dividend Equivalent Payments. On each dividend payment date for each regular cash dividend payable with respect to the Common Stock, the Company will pay to you in cash an amount equal to the product of (a) the per share cash dividend, multiplied by (b) the number of your Stock Units outstanding on the record date regardless of the vested or nonvested status of the Stock Units; provided, however, that if the Notice reflects that your Stock Units are subject to satisfaction of a Performance Threshold then any regular cash dividends that become payable with respect to unvested Stock Units before the Performance Threshold has been determined to have been satisfied will be accrued and held by the Company or an escrow agent appointed by the Committee until a determination has been made by the Executive Compensation Committee as to whether and the extent to which the Performance Threshold has been satisfied. Any such accrued dividends will be paid to you, without interest, within 14 days after the date on which the Executive Compensation Committee determines that, and the extent to which, the Performance Threshold has been satisfied or will be forfeited to the Company if and when the Stock Units to which they relate are forfeited due to a failure to satisfy the Performance Threshold.

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6. Settlement of Stock Units. Your Stock Units will be settled automatically, via the issuance of Common Stock as described herein, when or as soon as practicable, but in all events within 30 days, after they become vested and nonforfeitable in accordance with Section 2 or Section 9, as applicable. You may not, directly or indirectly, designate the calendar year in which such settlement will be made. You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the Stock Units. The Company will issue to you, in settlement of your Stock Units, the number of whole shares of Common Stock that equals the number of whole Stock Units that vested, and the vested Stock Units will cease to be outstanding upon the issuance of those shares. Unless you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form.

7. Tax Withholding.

(a) General Authority to Withhold. By accepting the Notice correlating with these Terms, you agree to make adequate provision for foreign (non-United States), federal, state and local taxes and social insurance contributions required by law to be withheld, if any, which arise in connection with the Stock Units. The Company shall have the right to deduct from any compensation or any other payment of any kind due you (including withholding the issuance or delivery of shares of Common Stock) the amount of any foreign (non-United States), federal, state or local taxes and social insurance contributions required by law to be withheld as a result of the vesting or settlement of the Stock Units, in whole or in part, or as otherwise may be required by applicable law; provided, however, that the value of the shares of Common Stock withheld may not exceed, by more than a fractional share, the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require you to make a cash payment to the Company equal to the amount required to be withheld. If you do not make such payment when requested, the Company may refuse to issue any Common Stock or deliver any stock certificate under this Agreement or otherwise release for transfer any such shares until arrangements satisfactory to the Company for such payment have been made.

(b) Withholding Taxes Satisfied with Shares of Common Stock. The Company may, in its sole discretion, permit or require you to satisfy, in whole or in part, any tax withholding or social insurance contribution obligation which may arise in connection with the Stock Units either by having the Company withhold from the shares to be issued upon vesting that number of shares, or by delivering to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.

8. Restrictive Covenants.

(a) Termination of Vesting. Notwithstanding anything in Section 2 or Section 3 to the contrary, unless the Committee determines otherwise, upon the occurrence of any Prohibited Action set forth in Section 8(b), the following shall occur with respect to your Stock Units: (i) no further Stock Units will become vested and (ii) Stock Units that are not then vested and nonforfeitable will be immediately forfeited for no consideration.

(b) Prohibited Actions. The following actions are considered Prohibited Actions and subject to the consequences set forth in Section 8(a) above, whether engaged in by you directly or indirectly, either as an employee, employer, consultant, or in any other capacity:

(i) engaging in any Competing Business. “Competing Business” shall be defined as the business of investment advisory services to individual and/or institutional investors, retirement plan services, discount brokerage, trust services, and any other business which is competitive with the business activities of the Company;

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(ii) soliciting, encouraging, or inducing any customers or clients of the Company who were current or prospective customers or clients as of the date on which your Termination of Service occurred, to terminate or reduce his, her or its relationship with the Company or not to proceed with, or enter into, any business relationship with the Company, or otherwise interfering with any such business relationship with the Company, including by encouraging or suggesting any investment management client of the Company (A) to withdraw any funds for which the Company provides investment management or advisory services, or (B) not to engage the Company to provide investment management or advisory services for any funds;

(iii) (A) soliciting, encouraging, or inducing any officer, director, employee, agent, partner, consultant or independent contractor of the Company to terminate, modify or reduce his or her relationship with the Company, (B) hiring, employing, supervising, managing or engaging any such individual, or (C) otherwise attempting to disrupt or interfere with the Company’s relationship with any such individual;

(iv) using, reproducing, or disclosing any Confidential Information of the Company. “Confidential Information” shall be defined as client and customer lists, information with respect to the name, address, contact persons or requirements of any customer or client, other information relating to clients and prospective clients from whom the Company has solicited business or plans to solicit business, information relating to business plans and business that is conducted or anticipated to be conducted, research, technology, computer software, processes, products, pricing, costs, business methods, business objectives or strategies, marketing plans and finances;

(v) pleading guilty or nolo contendere (or a similar plea) to, or being convicted of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, as determined by the Committee in its sole discretion, or that legally prohibits you from working for the Company;

(vi) breaching a regulatory rule that adversely affects your ability to perform your employment duties to the Company in any material respect; and

(vii) failing, in any material respect, to (A) perform your employment duties, (B) comply with the applicable policies of the Company, (C) follow reasonable directions received from the Company or (D) comply with covenants contained in any contract with the Company to which you are a party.

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(c) Blue Pencil. If any of the provisions or terms of this Section 8 is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the remainder of this Agreement, which shall be given full force and effect without regard to the invalid provision. Any invalid or unenforceable provision shall be reformed to the maximum time, geographic and/or customer limitations permitted by the applicable laws, so as to be valid and enforceable.

(d) Notification To Company. For as long as you have outstanding unvested Stock Units, you covenant and agree that you will disclose to the Company the identity of any new employer within two business days of being employed or engaged by such new employer, and upon request of the Committee in advance of the settlement of any Stock Unit you will provide to the Company information sufficient to confirm that you have not engaged in any Prohibited Actions.

9. Adjustments for Corporate Transactions and Other Events.

(a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding Stock Units and the number of Stock Units eligible to vest on each subsequent vesting date under the vesting schedule set forth on the Notice shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional Stock Units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination regarding such adjustments will be final, binding and conclusive.

(b) Discretionary Adjustments. In the case of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting Price Group, the Committee may make such other adjustments to outstanding Stock Units as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Stock Units in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Stock Units, as determined by the Committee in its sole discretion, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Price Group and securities of entities other than Price Group) for the shares of Common Stock subject to outstanding Stock Units, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Committee, of the surviving or successor entity or a parent thereof; provided, however, that all adjustments shall be made in compliance with the requirements of Section 409A of the Code and provided further that the Committee shall not have the authority to make adjustments pursuant to this paragraph to the extent that the existence of such authority would cause the Stock Units to fail to comply with Section 409A of the Code.

(c) Dissolution or Liquidation. Unless the Committee determines otherwise, all of the Stock Units shall terminate upon the dissolution or liquidation of Price Group.

(d) Change in Control. Notwithstanding anything in this Agreement or the Plan to the contrary, in the event that a Change in Control occurs, outstanding Stock Units will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Stock Units by, or for the substitution of equivalent units, as determined in the sole discretion of the Committee, of, the surviving or successor entity or a parent thereof. In the event of such termination, (i) the

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outstanding Stock Units that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully vested, and (ii) the Committee may take any of the actions set forth in Section 9(b) with respect to any or all of the Stock Units. Implementation of the provisions of the immediately foregoing sentence shall be conditioned upon consummation of the Change in Control.

10. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any Stock Units or any other adverse effect on your interests under the Plan.

11. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to dividend equivalent payments, neither you nor any other person claiming through you shall have any rights with respect to any shares of Common Stock subject to the Stock Units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.

12. The Company’s Rights. The existence of the Stock Units will not affect in any way the right or power of the Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

14. Electronic Delivery of Documents.

(a) Methods of Delivery. The Company may from time to time electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the Stock Units, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

(b) Consent and Acknowledgment. By your accepting the Notice correlating to these Terms, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Stock Units and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper

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copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

15. Recoupment. The terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, adopted by the Board of Directors of the Company effective April 14, 2010, as amended from time to time or any successor thereto (the “Recoupment Policy”), are incorporated by reference into this Agreement and shall apply to your Stock Units if you on the Grant Date are or subsequently become an executive officer or other senior executive who is subject to the Recoupment Policy.

16. Entire Agreement. This Agreement, together with the correlating Notice and the Plan, contain the entire agreement between you and the Company with respect to the Stock Units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the acceptance of the Notice correlating to these Terms with respect to the Stock Units awarded hereunder shall be void and ineffective for all purposes.

17. Amendment. Except as otherwise provided in the Plan, the Committee may unilaterally amend the terms of this Agreement, but no such amendment shall materially impair your rights with respect to your Stock Units without your consent, except such an amendment made to cause the Plan or the Agreement to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for you or the Company or any of its Affiliates. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

18. Conformity with Plan. These Terms are intended to conform with, and are subject to all applicable provisions of, the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://home2.troweprice.com/tsso/tssoweb/SSOServlet or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office or by telephone, at 410-345-7716.

19. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to make payments and issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the award of Stock Units. Any cash payment due under this Agreement with respect to dividend equivalent payments under Section 5 hereof will be paid from the general assets of the Company and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of the Company.

20. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard

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to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Baltimore, Maryland or any state court in the district which includes Baltimore, Maryland. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.

21. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Committee in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Committee. You further agree that in the event that the Committee does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than 24 months after the Committee’s decision.

22. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.

23. 409A Savings Clause. This Agreement and the Stock Units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Stock Units shall be administered, interpreted and construed in a manner consistent with this intent. Should any provision of this Agreement or the Stock Units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The preceding provisions shall not be construed as a guarantee or warranty by the Company of any particular tax effect of the Stock Units.

24. Service and Employment Acknowledgments. By accepting the Notice, you acknowledge and agree that: (i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement; (ii) you are voluntarily participating in the Plan; (iii) the award of Stock Units is a one-time benefit which does not create any contractual or other right to receive future awards of Stock Units, or compensation or benefits in lieu of Stock Units, even if Stock Units have been awarded repeatedly in the past; (iv) all determinations with respect to any such future awards, including, but not limited to, the times when Stock Units shall be awarded or shall become vested or exercisable and the number of Stock Units subject to each award, will be at the sole discretion of the Committee; (v) the value of the Stock Units is an extraordinary item of compensation

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which is outside the scope of your employment contract, if any; (vi) the value of the Stock Units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension, welfare or retirement benefits; (vii) the vesting of the Stock Units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (viii) the value of the Stock Units and the underlying Shares cannot be predicted with certainty and will change over time and the Company does not guarantee any future value; (ix) if you are not an employee of the Company, the Stock Units grant will not be interpreted to form an employment contract or relationship with the Company; nothing in this Agreement shall confer upon you any right to continue in the service of the Company or interfere in any way with any right of the Company to terminate your service as a director, an employee or consultant, as the case may be, at any time, subject to applicable law; the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the Shares underlying the Stock Units; and (x) no claim or entitlement to compensation or damages arises if the value of the Stock Units or the underlying Shares decreases and in consideration for the grant of the Stock Units you irrevocably release the Company from any claim or entitlement to compensation or damages that does arise in connection with the Stock Units.

25. Data Privacy Consent. For purposes of the implementation, administration and management of the Stock Units and the Plan or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you explicitly and unambiguously consent, by accepting the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social insurance number, tax identification number, date of birth, nationality, job title or duties, salary and payroll location, data for tax withholding purposes and Stock Units awarded, cancelled, vested and unvested) is held by the Company and may be transferred to any broker designated by the Committee or third parties assisting in the implementation, administration and management of the Stock Units or the Plan or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data, in electronic or other form, by the recipient(s) for these purposes. You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that personal data will be held only as long as is necessary to implement, administer and manage the Stock Units or Plan or effect a Corporate Transaction. You understand that, to the extent required by applicable law, you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland – Pratt Street office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an award of Stock Units or otherwise participate in the Plan.

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26. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

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GLOSSARY

(a) “Affiliate” means any entity, whether previously, now or hereafter existing, in which the Company, directly or indirectly, at the relevant time has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.

(b) “Agreement” means the contract consisting of the Notice, the Terms and the Plan.

(c) “Cause” means: (i) your plea of guilty or nolo contendere (or a similar plea) to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, as determined by the Committee in its sole discretion, or that legally prohibits you from working for the Company; (ii) your breach of a regulatory rule that adversely affects your ability to perform your employment duties to the Company in any material respect; or (iii) your failure, in any material respect, to (A) perform your employment duties, (B) comply with the applicable policies of the Company, (C) follow reasonable directions received from the Company or (D) comply with covenants contained in any contract with the Company to which you are a party; provided, however, that you shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and you shall have 30 days following receipt of such written notice during which you may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.

(d) “Change of Control” has the meaning ascribed to such term in the Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

(f) “Committee” means the Executive Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Executive Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Executive Compensation Committee; provided, however, that at any time the Board may serve as the Committee in lieu of or in addition to the Executive Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated.

(g) “Common Stock” means shares of common stock of T. Rowe Price Group, Inc., par value twenty cents ($0.20) per share and any capital securities into which they are converted.

(h) “Company” means T. Rowe Price Group, Inc. and its Affiliates and successors, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.

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(i) “Corporate Transaction” means the consummation of a reorganization, merger, tender offer, share exchange, consolidation or other business combination, acquisition of Price Group equity securities, or sale or other disposition of all or substantially all of the assets of Price Group or the acquisition of assets of another entity.

(j) “Credited Service” means the sum of the period(s) during which you are in Service with the Company plus any period of service that may be allocated to you by the Committee, in its sole discretion, in writing for periods during which you were not employed with the Company but you were engaged in activities through which you gained relevant industry experience, as determined in the Committee’s discretion.

(k) “Executive Compensation Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc.

(l) “Good Reason” means, during the 18-month period following a Change in Control, actions taken by the Company or any successor corporation or other entity in a Corporate Transaction resulting in a material negative change in your employment relationship in one or more of the following ways:

(i) the assignment to you of duties materially inconsistent with your position (including offices, titles and reporting requirements), authority, duties or responsibilities, or a material diminution in such position, authority, duties or responsibilities, in each case from those in effect immediately prior to the Change in Control;

(ii) a material reduction of your aggregate annual compensation, including, without limitation, base salary and annual bonus and incentive compensation opportunity, from that in effect immediately prior to the Change in Control; or

(iii) a change in your principal place of employment that increases your commute by 75 or more miles as compared to your commute immediately prior to the Change in Control.

In order to invoke a Termination of Service for Good Reason, you must provide written notice to the Company or any successor corporation or other entity in a Corporate Transaction with respect to which you are employed or providing services (as applicable, the “Service Recipient”) of the existence of one or more of the conditions constituting Good Reason within 90 days following your knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Service Recipient shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Service Recipient fails to remedy the condition constituting Good Reason during the applicable Cure Period, your Termination of Service must occur, if at all, within 90 days following the expiration of such Cure Period in order for such termination as a result of such condition to constitute a Termination of Service for Good Reason.

(m) “Grant Date” means the date set forth on the Notice indicating when the grant of Stock Units was approved by the Committee.

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(n) “Notice” means the Notice of Grant of Restricted Stock Units Award which correlates with these Terms and sets forth the specifics of the applicable award of Stock Units.

(o) “Peer Company” or collectively “Peer Companies” means each of the entities listed on the correlating Notice and each Peer Company’s successor; so long as each Peer Company has a class of common securities listed for public trade on a national securities exchange or market from the beginning through the end of the Performance Period or otherwise files financial statements with the Securities and Exchange Commission, as defined on the correlating Notice. The Peer Companies shall be changed as follows:

(i) In the event that, at any time during the Performance Period, a Peer Company is no longer included in the same Standard & Poor’s Global Industry Classification Standard (“GICS”) Sub-Industry as Price Group, such company shall no longer be a Peer Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Peer Company with or by another Peer Company, the surviving entity shall remain a Peer Company, provided that the surviving entity is still in the same GICS Sub-Industry as Price Group.

(iii) In the event of a merger of a Peer Company with or by an entity that is not a Peer Company, or the acquisition or business combination transaction of a Peer Company with an entity that is not a Peer Company, in each case, where the Peer Company is the surviving entity, the surviving entity shall remain a Peer Company, provided that the surviving entity is still in the same GICS Sub-Industry as Price Group.

(iv) In the event of a merger or acquisition or business combination transaction of a Peer Company with or by an entity that is not a Peer Company, other form of “going private” transaction relating to any Peer Company or the liquidation of any Peer Company, where such Peer Company is not the surviving entity or is otherwise no longer publicly traded, the company shall no longer be a Peer Company.

(v) In the event of a bankruptcy of a Peer Company, such company shall remain a Peer Company.

(p) “Performance Threshold” means the performance objective(s) set forth on the Notice, if any, which must be satisfied in order for any Stock Units to become vested, except as otherwise provided in this Agreement.

(q) “Plan” means the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan.

(r) “Price Group” means T. Rowe Price Group, Inc.

(s) “Qualified Performance-Based Award” means a grant that is intended by the Executive Compensation Committee to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(C) of the Code.

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(t) “Service” means your employment with the Company. Your Service will be considered to have ceased with the Company if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or its successor or an Affiliate of T. Rowe Price Group, Inc. or its successor.

(u) “Stock Unit” means a bookkeeping entry used by the Company to record and account for the grant of a restricted stock unit until such time as such restricted stock unit is settled, forfeited or terminated, as the case may be. Each Stock Unit represents a contractual obligation of the Company to deliver one share of Common Stock to the holder upon vesting of the Stock Unit.

(v) “Termination of Service” means the termination of your employment with the Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among entities which comprise the Company, including all Affiliates, shall not be considered Terminations of Service; provided, however, that the Committee has discretion to determine that a Termination of Service has occurred if, for six continuous months, you are absent or otherwise unable for any reason to perform substantially all the essential duties of your position, as determined by the Committee. The Committee has discretion to determine the date upon which you incur a Termination of Service.

(w) “Terms” mean this Statement of Additional Terms Regarding Awards of Restricted Stock Units.

(x) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last until your death or result in death. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition.

(y) “You”; “Your”. You means the recipient of the Stock Units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Stock Units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.

{end of document}

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